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                                                                    EXHIBIT 99.1

CONTACT:
Justine E. Koenigsberg
Manager, Corporate Communications
(617) 349-0271


FOR IMMEDIATE RELEASE


               TKT PROVIDES UPDATE ON DYNEPO-TM- REGULATORY STATUS
                              IN THE UNITED STATES

CAMBRIDGE, MA, NOVEMBER 22, 2000 -- Transkaryotic Therapies, Inc. (Nasdaq: TKTX) today announced that the U.S. Food and Drug Administration (FDA) has required that data be provided on additional manufacturing runs of Dynepo-TM-. Dynepo is being developed by Aventis Pharma, the pharmaceutical company of Aventis S.A., in collaboration with TKT. The FDA's requirement is based on a recent change in the Dynepo manufacturing process, an increase in scale from the 2000 liter to 5000 liter bioreactors. Though the product has been successfully manufactured at the 5000 liter scale, additional process validation data will be submitted. The amount of new data will necessitate that it be submitted as part of a new Biologics License Application (BLA), which is expected to occur in approximately six months.

"We have a clear understanding of the additional data the FDA has requested, and we believe we can provide this data in a timely manner. This is the first significant delay in the Dynepo development program, and we will diligently assist our colleagues at Aventis to provide the required validation data," said Richard F Selden, M.D., Ph.D., President and Chief Executive Officer of TKT. "Though understandably disappointed, we remain optimistic that Dynepo will become an accepted tool in the treatment of anemia."

Transkaryotic Therapies, Inc. (TKT) is a biopharmaceutical company dedicated to the development and commercialization of products based on its three proprietary development platforms: Gene-Activated-Registered Trademark- proteins, Niche Protein-TM- products, and Gene Therapy. The Company's gene activation technology is a proprietary approach to the large-scale production of therapeutic proteins, which does not require the cloning of genes and their subsequent insertion into non-human cell lines. TKT's Niche Protein product platform is based on protein replacement for the treatment of rare genetic diseases, a group of disorders characterized by the



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absence of certain metabolic enzymes. The Company's Gene Therapy technology, known as Transkaryotic Therapy-TM-, is focused on the commercialization of non-viral, EX VIVO gene therapy products for the long-term treatment of chronic protein deficiency states.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS, "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "INTENDS," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS ARE SET FORTH UNDER THE CAPTION "CERTAIN FACTORS THAT MAY AFFECT FUTURE RESULTS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCORPORATED HEREIN BY REFERENCE. THESE IMPORTANT FACTORS INCLUDE RISKS AS TO WHETHER TKT'S PRODUCTS WILL ADVANCE IN THE CLINICAL TRIALS PROCESS, THE TIMING OF SUCH CLINICAL TRIALS, WHETHER THE CLINICAL TRIAL RESULTS WILL WARRANT CONTINUED PRODUCT DEVELOPMENT, AND WHETHER THE COMPANY'S PRODUCTS WILL RECEIVE APPROVAL FROM THE U.S. FOOD AND DRUG ADMINISTRATION OR EQUIVALENT REGULATORY AGENCIES, AND, IF SUCH PRODUCTS RECEIVE APPROVAL, WHETHER THEY WILL BE SUCCESSFULLY MARKETED; THE RESULTS OF ANY PATENT LITIGATION IN WHICH THE COMPANY IS INVOLVED OR MAY BECOME INVOLVED; COMPETITION; AND THE COMPANY'S DEPENDENCE ON COLLABORATORS.

GENE-ACTIVATED-Registered Trademark- IS A REGISTERED TRADEMARK AND NICHE PROTEIN-TM-, TKT-TM-, AND TRANSKARYOTIC THERAPY(TM) ARE TRADEMARKS OF TRANSKARYOTIC THERAPIES, INC. DYNEPO-TM- IS A TRADEMARK OF AVENTIS PHARMA.


PLEASE VISIT OUR WEB SITE AT WWW.TKTX.COM FOR ADDITIONAL INFORMATION ABOUT TRANSKARYOTIC THERAPIES, INC.

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